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                               AGREEMENT WITH INCOMNET

                                 DATED MARCH 31, 1998
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                               AGREEMENT WITH INCOMNET

                                  TABLE OF CONTENTS

1.   Definitions
2.   Representations and Warranties of Incomnet
     (a)   Organization of Incomnet
     (b)   Authorization
     (c)   Noncontravention
     (d)   Investment
     (e)   Seller Shares
3.   Representations and Warranties of the Buyer
     (a)   Organization of the Buyer
     (b)   Authorization
     (c)   Noncontravention
4.   Post-Closing Covenants
     (a)   General
     (b)   Litigation Support
     (c)   Transition
     (d)   Confidentiality
     (e)   Covenant Not to Compete
5.   Remedies for Breaches of This Agreement and the Asset Purchase Agreement
     (a)   Survival of Representations and Warranties
     (b)   Indemnification Provisions for Benefit of the Buyer
     (c)   Indemnification Provisions for Benefit of Incomnet
     (d)   Matters Involving Third Parties
     (e)   Determination of Adverse Consequences
     (f)   Other Indemnification Provisions
     (g)   Indemnification Limitations and Thresholds
     (h)   Conditions to Incomnet's Obligations
6.   Termination
7.   Miscellaneous
     (a)   Exclusivity
     (b)   Press Releases and Public Announcements
     (c)   No Third Party Beneficiaries
     (d)   Entire Agreement
     (e)   Succession and Assignment
     (f)   Counterparts
     (g)   Headings
     (h)   Notices
     (i)   Governing Law
     (j)   Amendments and Waivers
     (k)   Severability
     (l)   Expenses

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     (m)   Construction
     (n)   Submission to Jurisdiction

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                               AGREEMENT WITH INCOMNET


     Agreement dated as of March 31, 1998 between NTC Acquisition, Inc., a Minnesota corporation (the "Buyer"), and Incomnet, Inc., a California corporation ("Incomnet") and the sole shareholder of National Telephone & Communications, Inc., a Delaware corporation (the "Seller"). The Buyer and Incomnet are referred to collectively herein as the "Parties."

     The Buyer and the Seller are entering into an Asset Purchase Agreement concurrently herewith (the "Asset Purchase Agreement"). Certain terms used herein without definition are used herein as defined in the Asset Purchase Agreement.

     The Asset Purchase Agreement contemplates a transaction in which the Buyer will purchase the Acquired Assets (and accept responsibility for the Assumed Liabilities) of the Seller in return for cash and the Buyer Shares.

     The Buyer and the Seller make certain representations, warranties, and covenants in the Asset Purchase Agreement which will survive the Closing for purposes of potential indemnification. Incomnet, however, may cause the Seller to liquidate and dissolve after the Closing. The Buyer and Incomnet therefore wish to provide post-Closing indemnification against breaches of these representations, warranties, and covenants and to make certain other covenants among themselves to the extent that Incomnet causes such a liquidation and dissolution.

     Now, therefore, in consideration of the premises and the mutual promises herein made, the Buyer and Incomnet agree as follows.

     1.   DEFINITIONS.

          "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

          "ASSET PURCHASE AGREEMENT" has the meaning set forth in the preface above.

          "CONFIDENTIAL INFORMATION" means any information concerning the business and affairs of the Seller that is not already generally available to the public.

          "INDEMNIFIED PARTY" has the meaning set forth in Section 5(d) below.

          "INDEMNIFYING PARTY" has the meaning set forth in Section 5(d) below.

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          "PARTY" has the meaning set forth in the preface above.

          "SELLER SHARE" means any share of the Common Stock, par value $.001 per share, of the Seller.

          "THIRD PARTY CLAIM" has the meaning set forth in Section 5(d) below.

     2. REPRESENTATIONS AND WARRANTIES OF INCOMNET. Incomnet represents and warrants to the Buyer that the statements contained in this Section 2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2).

          (a) ORGANIZATION OF INCOMNET. Incomnet is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

          (b) AUTHORIZATION. Incomnet has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Subject to approval of the Asset Purchase Agreement and this Agreement by the shareholders of Incomnet, this Agreement constitutes the valid and legally binding obligation of Incomnet, enforceable in accordance with its terms and conditions, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

          (c) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement by Incomnet, nor the performance by Incomnet of its obligations hereunder, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, stipulation, ruling, charge, or other restriction of any government, governmental agency, or court to which Incomnet is subject (or any provision of its charter or bylaws) or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Incomnet is a party or by which it is bound or to which any of its assets is subject, except where such violation, conflict, breach, default, acceleration, creation of right, or failure to provide notice would not reasonably be expected to have a material adverse effect on Incomnet's obligations hereunder.

          (d) INVESTMENT. Incomnet (i) understands that the Buyer Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Buyer Shares solely for


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its own account for investment purposes, and not with a view to the distribution thereof in violation of the Securities Act, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning the Buyer and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Buyer Shares, (v) is able to bear the economic risk and lack of liquidity inherent in holding the Buyer Shares, and (vi) is an Accredited Investor.

          (e) SELLER SHARES. Incomnet holds of record all of the issued and outstanding Seller Shares (subject to the exercise of any outstanding options to acquire Seller Shares).

     3. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to Incomnet that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

          (a) ORGANIZATION OF INCOMNET. The Buyer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

          (b) AUTHORIZATION. The Buyer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

          (c) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement by the Buyer, nor the performance by the Buyer of its obligations hereunder, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, stipulation, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject (or any provision of its charter or bylaws) or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

     4. POST-CLOSING COVENANTS. The Parties agree as follows with respect to the period following the Closing; PROVIDED, HOWEVER, that the covenants set forth in clauses (a) and (b) are expressly conditioned upon, and are of no force and effect except in the case of, the liquidation and dissolution of the Seller.


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          (a)  GENERAL.  In case at any time after the Closing any further action is necessary to carry out the purposes of the Asset Purchase Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 5 below). Incomnet acknowledges and agrees that from and after the Closing the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Seller; PROVIDED, HOWEVER, that the Buyer shall provide Incomnet with reasonable access to any such documents, books, records, agreements and financial data (and Incomnet may keep copies of any such information) for the purposes of enabling Incomnet to satisfy any of the Seller's obligations with respect to any of the Seller's obligations or Liabilities that do not constitute Assumed Liabilities or for other proper business purposes (e.g., for determination of Taxes), subject in all events to Incomnet's obligations pursuant to Section 4(d) hereof. If, at any time, the Buyer proposes to dispose of any of such original documents, the Buyer shall first provide Incomnet with 60 days written notice of such proposal and shall offer to deliver the original documents it wishes to dispose of to Incomnet at the expense of Incomnet. At the end of such 60 day period, the Buyer may, without liability to Incomnet, dispose of any such original documents which Incomnet has not informed the Buyer in writing that it desires to recover.

          (b) LITIGATION SUPPORT. In the event and for so long as any Party is actively contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand, the other Party will cooperate with the contesting or defending Party and its counsel in the contest or defense, make available its personnel, and provide such testimony and access to its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 5 below).

          (c) TRANSITION. Incomnet will use its reasonable best efforts to not take any action that is designed or intended to have the effect of materially discouraging any lessor, licensor, customer, supplier, or other business associate of the Seller from maintaining the same or similar business relationships with the Buyer after the Closing as it maintained with the Seller prior to the Closing.

          (d) CONFIDENTIALITY. Incomnet will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement or for the purposes of enabling Seller and/or Incomnet to satisfy any of Seller's obligations with respect to any of Seller's obligations or Liabilities that do not constitute Assumed Liabilities or for other proper business purposes (e.g., for determination of Taxes), subject in all events to Incomnet's obligations pursuant to Section 4(d) hereof. In the event that Incomnet is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena,


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civil investigative demand, or similar process) to disclose any Confidential
Information, Incomnet will notify the Buyer promptly of the request or requirement so that the Buyer may seek an appropriate protective order or waive compliance with the provisions of this Section 4(c). If, in the absence of a protective order or the receipt of a waiver hereunder, Incomnet is compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, Incomnet may disclose the Confidential Information to the tribunal; PROVIDED, HOWEVER, that Incomnet shall use its best efforts to obtain, at the request and expense of the Buyer, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Buyer shall designate.

          (e) COVENANT NOT TO COMPETE. For a period of five years from and after the Closing Date, Incomnet will not engage directly or indirectly in any business that the Seller conducts as of the Closing Date in any geographic area in which the Seller conduct that business as of the Closing Date; PROVIDED, HOWEVER, that no owner of less than 5% of the outstanding stock of any publicly traded corporation shall be deemed to engage solely by reason thereof in any of its businesses. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 4(d) is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

     5.   REMEDIES FOR BREACHES OF THIS AGREEMENT AND THE ASSET PURCHASE
          AGREEMENT.

          (a)  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     All of the representations and warranties of the Seller and the Buyer contained in the Asset Purchase Agreement and of the Buyer and Incomnet contained in this Agreement shall survive the Closing and continue in full force and effect for a period of eighteen months thereafter; PROVIDED, HOWEVER, that
(a) the representations and warranties of the Seller set forth in Sections 3(b) and (e) and of the Buyer set forth in Sections 4(b) and (f) of the Asset Purchase Agreement, and (b) the representations and warranties of Incomnet set forth in Section 2(b) and of the Buyer set forth in Section 3(b) of this Agreement shall survive the Closing and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).


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          (b)  INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER.

               (i) In the event the Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its representations, warranties, and covenants contained in the Asset Purchase Agreement, and, if there is an applicable survival period pursuant to Section 5(a) above, provided that the Buyer makes a written claim for indemnification (specifying in reasonable detail the Basis for such indemnification claim) against Incomnet pursuant to Section 7(h) below within such survival period, then Incomnet agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences (but subject to Section 5(g)) the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, or caused by the breach (or the alleged breach).

               (ii) In the event Incomnet breaches (or in the event any third party alleges facts that, if true, would mean Incomnet has breached) any of its representations, warranties, and covenants contained in this Agreement, and, if there is an applicable survival period pursuant to Section 5(a) above, provided that the Buyer makes a written claim for indemnification (specifying in reasonable detail the Basis for such indemnification claim) against Incomnet pursuant to Section 7(h) below within such survival period, then Incomnet agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences (but subject to Section 5(g)) the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, or caused by the breach (or the alleged breach).

               (iii) Incomnet agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, or caused by any Liability of the Seller which is not an Assumed Liability (excluding any Liability of the Seller that becomes a Liability of the Buyer under any bulk transfer law of any jurisdiction).

               (iv) Pursuant to Section 2(c)(iii) of the Asset Purchase Agreement, the Buyer shall deliver to the Escrow Agent at Closing a number of Buyer Shares representing four percent (4%) of the Buyer Shares on a Fully-Diluted Basis (the "Escrowed Shares"). For purposes of this Agreement, the term "Escrow Claim" means any and all claims against the Escrowed Shares, individually or in the aggregate, made by Buyer under the terms and conditions of the Escrow Agreement. Neither the assertion of nor the failure to assert an Escrow Claim will relieve Incomnet of any of its indemnification obligations under the terms and subject to the conditions of this Agreement, except to the extent such Escrow Claim is satisfied in whole or in part thereby.

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          (c)  INDEMNIFICATION PROVISIONS FOR BENEFIT OF INCOMNET.

               (i) In the event the Buyer breaches (or in the event any third party alleges facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained in the Asset Purchase Agreement and in this Agreement, and, if there is an applicable survival period pursuant to Section 5(a) above, provided that Incomnet makes a written claim for indemnification (specifying in reasonable detail the Basis for such indemnification claim) against the Buyer pursuant to Section 7(h) below within such survival period, then the Buyer agrees to indemnify Incomnet from and against the entirety of any Adverse Consequences (but subject to Section 5(g)) Incomnet may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Incomnet may suffer (whether through Seller or otherwise) after the end of any applicable survival period) resulting from, arising out of, relating to, or caused by the breach (or the alleged breach).

               (ii) The Buyer agrees to indemnify Incomnet from and against the entirety of any Adverse Consequences (whether through Seller or otherwise) Incomnet may suffer resulting from, arising out of, relating to, or caused by any Assumed Liability (including any Liability of the Seller that becomes a Liability of the Buyer under any bulk transfer law of any jurisdiction).

          (d)  MATTERS INVOLVING THIRD PARTIES.

               (i) If any third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter (a "THIRD PARTY CLAIM") which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this Section 5, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; PROVIDED, HOWEVER, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

               (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations

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     hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief that affects generally the business of the Indemnified Party, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the reasonable, good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

               (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 5(d)(ii) above,
     (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

               (iv) In the event any of the conditions in Section 5(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, but must still obtain consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically (after receipt of reasonable supporting documentation) for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, or caused by the Third Party Claim to the extent provided in this Section 5 (but subject to Section 5(g)).

          (e) DETERMINATION OF ADVERSE CONSEQUENCES. The Parties shall not take into account the time cost of money in determining Adverse Consequences for purposes of this Section 5.

          (f)  OTHER INDEMNIFICATION PROVISIONS.  The remedies provided in this
Section 5 shall be the Parties' sole and exclusive remedy for monetary damages (whether at law or in equity). None of the Buyer's, the Seller's or Incomnet's officers, directors, employees, agents, stockholders, consultants, investment bankers, legal advisers or representatives shall have any liability or obligation to the Seller or the Buyer, as applicable, in connection with the transactions contemplated by the Asset Purchase Agreement or this Agreement or in respect of any statement, representation, warranty or assurance of any kind made by the Buyer, the Seller, Incomnet, or their representatives or any other person. Incomnet hereby agrees that neither it nor any of its officers, employees, directors or agents will make any claim for indemnification against the Buyer by reason of the fact that he or it was a director, officer, employee, or agent of the Seller or Incomnet, as applicable, or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyer against Incomnet (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise). If an Indemnifying Party makes any payment under this Section 5 in respect of any Adverse Consequences, the Indemnifying Party shall be subrogated, to the extent of such payment, to the rights of the Indemnified Party against any insurer or third party with respect to such Adverse Consequences; PROVIDED, HOWEVER, that the Indemnifying Party shall not have any rights of subrogation with respect to the other Party hereto or any of its Affiliates or any of its or its Affiliates' officers, directors, agents or employees.

          (g) INDEMNIFICATION LIMITATIONS AND THRESHOLDS. No claim for indemnification will be made by either Party hereunder unless the aggregate amount of all Adverse Consequences incurred by such Party otherwise indemnified against hereunder exceeds $100,000 and only to the extent of any such Adverse Consequences in excess of $100,000. No claim for indemnification of Adverse Consequences (whether in an action for indemnification or otherwise) may be made by either Party hereunder to the extent the aggregate Adverse Consequences claimed (including any Adverse Consequences previously recovered, but excluding Adverse Consequences under Sections 5(b)(iii) or 5(c)(ii)) by such party exceeds $2,500,000. Any claims made by the Buyer against the Seller pursuant to the Seller's indemnification obligations set forth in the Asset Purchase Agreement, as well as any payments made by the Seller in satisfaction of such obligations, shall be taken into account in determining whether the applicable thresholds and limitations set forth in this Section 5(h) have been satisfied. Notwithstanding that both Incomnet and Seller may have an obligation to indemnify Buyer pursuant to the terms of this Agreement and the Asset Purchase Agreement (i) Buyer shall not be entitled to recover from Seller or Incomnet, as applicable, for any Adverse Consequences which have been satisfied by the other pursuant to its indemnification obligations, and (ii) Seller and Incomnet shall not be required to engage more than one law firm to defend Buyer and may allocate responsibilities for such defense between them, or to either of them, as they deem appropriate.

          (h) CONDITIONS TO INCOMNET'S OBLIGATIONS. Incomnet's indemnification obligations under Section 5(b)(i) and 5(b)(iii) are expressly conditioned upon, and are of no force and effect except in the case of, (i) the Seller's liquidation and dissolution, (ii) the Seller's dividend or distribution of a material portion of its assets to its shareholder(s) or (iii) the Seller's other transfer without value of a material portion of its assets.

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     6.   TERMINATION.  This Agreement shall terminate if and only if the Asset
Purchase Agreement is terminated prior to the Closing in accordance with and pursuant to the terms thereof.

     7.   MISCELLANEOUS.

          (a) EXCLUSIVITY. Incomnet will not (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of the Seller (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing, except, in the case of clause (ii), where the failure of the Board of Directors of Incomnet to so act in connection with any such proposal or offer would constitute a breach of the Board of Directors' fiduciary obligations to the holders of the capital stock of Incomnet (it being agreed and understood for this purpose that the failure to respond to any such offer or proposal which the Board of Directors of Incomnet determines to be superior, from a financial point of view, in comparison to the transactions contemplated by the Asset Purchase Agreement may be deemed to be a breach of such fiduciary duty). Incomnet will notify the Buyer immediately if he or it becomes aware that any Person has made any proposal, offer, inquiry, or contact with respect to any of the foregoing.

          (b) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of the Asset Purchase Agreement without prior written approval of the other Party; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

          (c) NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

          (d) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

          (e) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Buyer and

Incomnet; PROVIDED, HOWEVER, that the Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its wholly-owned Subsidiaries and (ii) designate one or more of its wholly-owned Subsidiaries to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain liable and responsible for the performance of all of its obligations hereunder); and PROVIDED FURTHER that Incomnet may assign its rights and obligations hereunder in connection with any merger, combination, sale of substantially all of its assets (after giving effect to the transactions contemplated by the Asset Purchase Agreement), or other similar business combination transaction.

          (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (g) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then five business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     IF TO INCOMNET:

          Incomnet, Inc.
          Attn:  Melvyn Reznick, Chairman
          21031 Ventura Boulevard, Suite #1100
          Woodland Hills, CA  91364

     COPIES TO:

          Irell & Manella LLP
          Attn:  Alvin G. Segel
          1800 Avenue of the Stars
          Suite 900
          Los Angeles, CA  90067-4276

          And

          Mark J. Richardson, Esq.
          Wilshire Palisades Building
          1299 Ocean Avenue
          Suite 900
          Santa Monica, CA 90401

     IF TO THE BUYER:

          NTC Acquisition, Inc.
          Attn:  John R. Dennis, President
          14 Bello Drive
          Suite 100
          Edina, MN  55439

     COPY TO:

          Gray, Plant, Mooty, Mooty & Bennett, P.A.
          Attn:  J.C. Anderson
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN  55402

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

          (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          (j) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and Incomnet. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (k) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          (l) EXPENSES. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby (except as otherwise provided herein).

          (m) CONSTRUCTION. The Parties have participated jointing in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

          (n) SUBMISSION TO JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties (i) in the competent courts in the State of Minnesota if such enforcement is sought against Buyer, or (ii) in the competent courts in the State of California if such enforcement is sought against Incomnet; and the parties hereto consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

NTC ACQUISITION, INC.


By:  /s/ John R. Dennis
   ---------------------------
Title:   President
      ------------------------


INCOMNET, INC.


By:   /s/ Melvyn Reznick
   ---------------------------
Title:    President
      ------------------------